UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      July 26, 2004

                          MONARCH CASINO & RESORT, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                     0-22088                  88-0300760
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     1175 W. Moana Lane, Suite 200
            Reno, NEVADA                                          89509
(Address of Principal Executive Offices)                        (Zip Code)



                                 (775)825-3355
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              ----------------------------------------------------
          (Former name or former address, if changed since last report)





ITEM 12. Results of Operations and Financial Condition

     On July 26, 2004, Monarch Casino & Resort, Inc. (the "Company") issued a press release reporting the Company's financial results for the second quarter ended June 30, 2004. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

     Also attached hereto and incorporated by reference is Exhibit 99.2, a correction of the press release attached as Exhibit 99.1. The number of shares outstanding and treasury stock on the Company?s Balance Sheet were updated to reflect such number of shares at June 30, 2004 and December 31, 2003 instead of March 31, 2003 and December 31, 2002, respectively, as was erroneously reported in Exhibit 99.1. The actual press release reported such balances correctly.


ITEM 7.  Financial Statements and Exhibits

     (c) EXHIBITS

         99.1  Text of press release dated July 26, 2004.

         99.2  Corrected text of press release dated July 26, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MONARCH CASINO & RESORT, INC.


Date:    August 16, 2004               By: /s/ Ben Farahi
                                              -------------------------
                                       Name:   Ben Farahi
                                       Title:  Chief Financial Officer,
                                               Treasurer and Secretary

                                                                  Exhibit 99.1

                                PRESS RELEASE

           MONARCH CASINO & RESORT, INC. ANNOUNCES ALL-TIME RECORDS
                     FOR SECOND QUARTER ENDED JUNE 30, 2004
                 - EPS BEATS 2003 RECORD SECOND QUARTER BY $0.21 -

RENO, NV?July 26, 2004? Monarch Casino & Resort, Inc. (Nasdaq: MCRI) (the "Company") continued its formidable run of positive growth today when it announced an all-time Company record for the quarter ended June 30, 2004. The Company?s net income, earnings per share, EBITDA (1), casino revenue, hotel revenue, and net revenue during the 2004 second quarter shattered all such previous quarterly results.

The Company generated net income of $4,352,013, or $0.46 per diluted share, in the second quarter ended June 30, 2004, an 86.7% improvement over net income of $2,331,109, or $0.25 per diluted share, in the second quarter of 2003. EBITDA (1) for the second quarter was $9,528,821, or 37.5% better than the $6,927,868 EBITDA (1) from the second quarter last year.

Second quarter 2004 casino revenue of $20,944,838 beat last year?s second quarter record of $18,614,452 by 12.5%. The improvement in casino revenue was attributable to overall increases in the volume of play at the Company?s Atlantis Casino Resort in Reno, combined with slightly higher hold percentages in all casino areas. Hotel revenue was $6,434,299 in the second quarter ended June 30, 2004, a 16.8% improvement over last year?s $5,507,037 second quarter hotel revenue. This improvement was mainly due to an increase in the average daily room rate and was supported by an increase in the occupancy at the hotel. Second quarter food and beverage revenue grew 8.1% to $9,440,893 from $8,736,201 achieved in last year?s second quarter.

The significant increases in casino, hotel and food and beverage revenues contributed to an 11.6% increase in gross revenues during the second quarter, which, combined with an increase in promotional allowances of only 5.9%, led to a 12.5% improvement in net revenue during the 2004 second quarter over the 2003 second quarter. Operating expenses in the quarter ended June 30, 2004, increased only 3.9% as compared to the quarter ended June 30, 2003, resulting in a 63.7% increase in income from operations. Interest expense decreased by 14.3% over last year?s second quarter as a direct result of lower outstanding indebtedness, and, as of February 20, 2004, Monarch ceased incurring any stockholder guarantee fees, as its new credit facility does not require the personal guarantees of the Company?s principal stockholders.

John Farahi, Monarch?s Chief Executive Officer and Co-Chairman explained:
?Our all-time record numbers during this second quarter clearly reflect on our property as one of the premier casino resorts in northern Nevada. Our entire team has worked very hard to deliver a superior product in a tight market and all team members are to be congratulated. We have welcomed and accommodated a growing clientele to the Atlantis while successfully managing our expenses. I am especially proud of the flow through resulting in improved margins in almost every department. The resulting improvement to cash flow has been partially re-invested into the property by way of capital improvements in order to continuously offer a competitive product. We have also taken advantage of this increased cash flow to aggressively pay down our debt.? During the three months ended June 30, 2004, the Company reduced outstanding debt by approximately $6.6 million.

Monarch Casino & Resort, Inc., through its wholly-owned subsidiary, owns and operates the tropically-themed Atlantis Casino Resort in Reno, Nevada. The Atlantis is the closest hotel-casino to and is directly across the street from the Reno-Sparks Convention Center. The Atlantis is recognizable due to its Sky Terrace, a unique structure rising approximately 55 feet from street level and spanning 160 feet across the street with no intermediate support pillars. The Sky Terrace connects the Atlantis to a 16-acre parcel of land owned by the Company, that is compliant with all casino zoning requirements and is suitable and available for future expansion of the Atlantis facilities and is currently being used by the Company as additional paved parking for the Atlantis. The existing Atlantis site offers almost 1,000 guest rooms in three contiguous high-rise hotel towers and a motor lodge. The tropically-themed Atlantis features approximately 51,000 square feet of high-energy casino space with 37 table games and approximately 1,450 slot and video poker machines, a sports book, Keno and a poker room, and offers a variety of dining choices in the form of nine high-quality food outlets.

This press release contains forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934 which are subject to change, including, but not limited to, comments relating to (i) future operating performance and (ii) the financial benefits that may result from future operations. The actual results may differ materially from those described in any forward-looking statements. Additional information concerning potential factors that could affect the Company?s financial results is included in the Company?s Securities and Exchange Commission filings, which are available on the Company's web site.

Contacts: Ben Farahi at (775) 825-3355 or benfarahi@monarchcasino.com
          Karl G. Brokmann at (775) 825-3355 or kbrokmann@monarchcasino.com

For additional information including artist renditions and photographs, visit Monarch's web site at monarchcasino.com.

(1) "EBITDA" consists of net income plus provision for income taxes, other expenses (income), and depreciation and amortization. EBITDA should not be construed as an alternative to operating income (as determined in accordance with generally accepted accounting principles) as an indicator of the Company's operating performance, or as an alternative to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) as a measure of liquidity. This item enables comparison of the Company's performance with the performance of other companies that report EBITDA, although some companies do not calculate this measure in the same manner and therefore, the measure as presented, may not be comparable to similarly titled measures presented by other companies.

                        MONARCH CASINO & RESORT, INC.
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                          Three Months Ended            Six Months Ended
                                                June 30,                     June 30,
                                      --------------------------    --------------------------
                                          2004          2003            2004          2003
                                      ------------  ------------    ------------  ------------
Revenues
  Casino............................. $ 20,944,838  $ 18,614,452    $ 40,847,689  $ 36,354,157
  Food and beverage..................    9,440,893     8,736,201      18,266,716    16,947,609
  Hotel..............................    6,434,299     5,507,037      11,952,604    10,223,215
  Other..............................      945,812       989,068       1,808,842     1,871,813
                                      ------------  ------------    ------------  ------------
     Gross revenues..................   37,765,842    33,846,758      72,875,851    65,396,794
  Less promotional allowances........   (5,051,841)   (4,771,688)     (9,675,872)   (9,156,796)
                                      ------------  ------------    ------------  ------------
     Net revenues....................   32,714,001    29,075,070      63,199,979    56,239,998
                                      ------------  ------------    ------------  ------------
Operating expenses
  Casino.............................    7,666,678     7,358,723      15,107,349    14,484,826
  Food and beverage..................    4,817,753     4,475,173       9,209,475     8,598,911
  Hotel..............................    1,988,888     1,738,320       4,056,875     3,384,299
  Other..............................      376,191       308,676         694,654       613,242
  Selling, general and
   administrative....................    8,335,670     8,266,310      16,855,076    16,115,494
  Depreciation and amortization......    2,636,131     2,716,420       5,639,490     5,316,829
                                      ------------  ------------    ------------  ------------
     Total operating expenses........   25,821,311    24,863,622      51,562,919    48,513,601
                                      ------------  ------------    ------------  ------------
     Income from operations..........    6,892,690     4,211,448      11,637,060     7,726,397
                                      ------------  ------------    ------------  ------------
Other expenses
  Interest expense...................     (361,677)     (422,203)       (791,638)     (872,083)
  Stockholder guarantee fee expense..           -       (260,936)       (136,164)     (542,278)
                                      ------------  ------------    ------------  ------------
     Total other expenses............     (361,677)     (683,139)       (927,802)   (1,414,361)
                                      ------------  ------------    ------------  ------------
     Income before income taxes......    6,531,013     3,528,309      10,709,258     6,312,036
Provision for income taxes...........    2,179,000     1,197,200       3,599,000     2,143,000
                                      ------------  ------------    ------------  ------------
     Net income...................... $  4,352,013  $  2,331,109    $  7,110,258  $  4,169,036
                                      ============  ============    ============  ============

Earnings per share of common stock
   Net income
    Basic............................ $       0.46  $       0.25    $       0.76  $       0.44
    Diluted.......................... $       0.46  $       0.25    $       0.76  $       0.44

Weighted average number of common
   shares and potential common
   shares outstanding
    Basic..........................      9,372,603     9,331,877       9,358,670     9,399,716
    Diluted........................      9,399,580     9,361,060       9,390,727     9,431,942

                        MONARCH CASINO & RESORT, INC.
                    CONDENSED CONSOLIDATED BALANCE SHEETS

                                                       June 30,      December 31,
                                                         2004            2003
                                                    -------------    -------------
                                                     (Unaudited)
                      ASSETS

Current assets
  Cash............................................  $  10,530,729    $   9,711,310
  Receivables, net................................      3,058,752        2,818,727
  Federal income tax refund receivable............             -           756,698
  Inventories.....................................      1,168,302        1,245,967
  Prepaid expenses................................      2,271,708        2,234,773
  Deferred income taxes...........................        542,457          542,457
                                                    -------------    -------------
     Total current assets.........................     17,571,948       17,309,932
                                                    -------------    -------------
Property and equipment
  Land............................................     10,339,530       10,339,530
  Land improvements...............................      3,226,913        3,226,913
  Buildings.......................................     78,955,538       78,955,538
  Building improvements...........................      7,060,680        6,304,642
  Furniture and equipment.........................     64,116,953       63,230,354
                                                    -------------    -------------
                                                      163,699,614      162,056,977
  Less accumulated depreciation and amortization..    (65,527,631)     (63,618,047)
                                                    -------------    -------------
     Net property and equipment...................     98,171,983       98,438,930
                                                    -------------    -------------
Other assets, net.................................        452,456          128,263
                                                    -------------    -------------
     Total assets.................................  $ 116,196,387    $ 115,877,125
                                                    =============    =============
       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Current maturities of long-term debt............  $   1,585,304    $   6,059,591
  Accounts payable................................      7,212,867        8,407,887
  Accrued expenses................................      6,531,616        6,707,257
  Federal income taxes payable....................      1,643,461               -
                                                    -------------    -------------
     Total current liabilities....................     16,973,248       21,174,735

Long-term debt, less current maturities...........     38,275,000       41,125,000
Deferred income taxes.............................      4,933,427        4,854,587

Commitments and contingencies.....................

Stockholders' equity
  Preferred stock, $.01 par value, 10,000,000
   shares authorized; none issued.................             -                -
  Common stock, $.01 par value, 30,000,000
   shares authorized; 9,536,275 issued;
   9,329,830 outstanding at 03/31/2003,
   9,474,830 outstanding at 12/31/2002............         95,363           95,363
  Additional paid-in capital......................     17,345,057       17,432,635
  Treasury stock,
   206,445 shares at 03/31/2003, 61,445 shares
   at 12/31/2002, at cost.........................     (1,168,385)      (1,437,614)
  Retained earnings...............................     39,742,677       32,632,419
                                                    -------------    -------------
     Total stockholders' equity...................     56,014,712       48,722,803
                                                    -------------    -------------
     Total liabilities and stockholders' equity...  $ 116,196,387    $ 115,877,125
                                                    =============    =============

                        MONARCH CASINO & RESORT, INC.
                  RECONCILIATION OF NET INCOME TO EBITDA (1)


                                       Three Months Ended           Six Months Ended
                                            June 30,                    June 30,
                                     -----------------------     ------------------------
                                        2004        2003            2004         2003
                                     (unaudited) (unaudited)     (unaudited)  (unaudited)
                                     ----------- -----------     -----------  -----------
Net income.........................  $4,352,013  $2,331,109      $ 7,110,258   $4,169,036
Adjustments:
  Provision for income taxes.......   2,179,000   1,197,200        3,599,000    2,143,000
  Stockholder guarantee fee expense          -      260,936          136,164      542,278
  Interest expense.................     361,677     422,203          791,638      872,083
  Depreciation and amortization....   2,636,131   2,716,420        5,639,490    5,316,829
                                     ----------- -----------     -----------  -----------
EBITDA (1)                           $9,528,821  $6,927,868      $17,276,550  $13,043,226
                                     =========== ===========     ===========  ===========

                                                                  Exhibit 99.2

                                PRESS RELEASE

           MONARCH CASINO & RESORT, INC. ANNOUNCES ALL-TIME RECORDS
                     FOR SECOND QUARTER ENDED JUNE 30, 2004
                 - EPS BEATS 2003 RECORD SECOND QUARTER BY $0.21 -

RENO, NV?July 26, 2004? Monarch Casino & Resort, Inc. (Nasdaq: MCRI) (the "Company") continued its formidable run of positive growth today when it announced an all-time Company record for the quarter ended June 30, 2004. The Company?s net income, earnings per share, EBITDA (1), casino revenue, hotel revenue, and net revenue during the 2004 second quarter shattered all such previous quarterly results.

The Company generated net income of $4,352,013, or $0.46 per diluted share, in the second quarter ended June 30, 2004, an 86.7% improvement over net income of $2,331,109, or $0.25 per diluted share, in the second quarter of 2003. EBITDA (1) for the second quarter was $9,528,821, or 37.5% better than the $6,927,868 EBITDA (1) from the second quarter last year.

Second quarter 2004 casino revenue of $20,944,838 beat last year?s second quarter record of $18,614,452 by 12.5%. The improvement in casino revenue was attributable to overall increases in the volume of play at the Company?s Atlantis Casino Resort in Reno, combined with slightly higher hold percentages in all casino areas. Hotel revenue was $6,434,299 in the second quarter ended June 30, 2004, a 16.8% improvement over last year?s $5,507,037 second quarter hotel revenue. This improvement was mainly due to an increase in the average daily room rate and was supported by an increase in the occupancy at the hotel. Second quarter food and beverage revenue grew 8.1% to $9,440,893 from $8,736,201 achieved in last year?s second quarter.

The significant increases in casino, hotel and food and beverage revenues contributed to an 11.6% increase in gross revenues during the second quarter, which, combined with an increase in promotional allowances of only 5.9%, led to a 12.5% improvement in net revenue during the 2004 second quarter over the 2003 second quarter. Operating expenses in the quarter ended June 30, 2004, increased only 3.9% as compared to the quarter ended June 30, 2003, resulting in a 63.7% increase in income from operations. Interest expense decreased by 14.3% over last year?s second quarter as a direct result of lower outstanding indebtedness, and, as of February 20, 2004, Monarch ceased incurring any stockholder guarantee fees, as its new credit facility does not require the personal guarantees of the Company?s principal stockholders.

John Farahi, Monarch?s Chief Executive Officer and Co-Chairman explained:
?Our all-time record numbers during this second quarter clearly reflect on our property as one of the premier casino resorts in northern Nevada. Our entire team has worked very hard to deliver a superior product in a tight market and all team members are to be congratulated. We have welcomed and accommodated a growing clientele to the Atlantis while successfully managing our expenses. I am especially proud of the flow through resulting in improved margins in almost every department. The resulting improvement to cash flow has been partially re-invested into the property by way of capital improvements in order to continuously offer a competitive product. We have also taken advantage of this increased cash flow to aggressively pay down our debt.? During the three months ended June 30, 2004, the Company reduced outstanding debt by approximately $6.6 million.

Monarch Casino & Resort, Inc., through its wholly-owned subsidiary, owns and operates the tropically-themed Atlantis Casino Resort in Reno, Nevada. The Atlantis is the closest hotel-casino to and is directly across the street from the Reno-Sparks Convention Center. The Atlantis is recognizable due to its Sky Terrace, a unique structure rising approximately 55 feet from street level and spanning 160 feet across the street with no intermediate support pillars. The Sky Terrace connects the Atlantis to a 16-acre parcel of land owned by the Company, that is compliant with all casino zoning requirements and is suitable and available for future expansion of the Atlantis facilities and is currently being used by the Company as additional paved parking for the Atlantis. The existing Atlantis site offers almost 1,000 guest rooms in three contiguous high-rise hotel towers and a motor lodge. The tropically-themed Atlantis features approximately 51,000 square feet of high-energy casino space with 37 table games and approximately 1,450 slot and video poker machines, a sports book, Keno and a poker room, and offers a variety of dining choices in the form of nine high-quality food outlets.

This press release contains forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934 which are subject to change, including, but not limited to, comments relating to (i) future operating performance and (ii) the financial benefits that may result from future operations. The actual results may differ materially from those described in any forward-looking statements. Additional information concerning potential factors that could affect the Company?s financial results is included in the Company?s Securities and Exchange Commission filings, which are available on the Company's web site.

Contacts: Ben Farahi at (775) 825-3355 or benfarahi@monarchcasino.com
          Karl G. Brokmann at (775) 825-3355 or kbrokmann@monarchcasino.com

For additional information including artist renditions and photographs, visit Monarch's web site at monarchcasino.com.

(1) "EBITDA" consists of net income plus provision for income taxes, other expenses (income), and depreciation and amortization. EBITDA should not be construed as an alternative to operating income (as determined in accordance with generally accepted accounting principles) as an indicator of the Company's operating performance, or as an alternative to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) as a measure of liquidity. This item enables comparison of the Company's performance with the performance of other companies that report EBITDA, although some companies do not calculate this measure in the same manner and therefore, the measure as presented, may not be comparable to similarly titled measures presented by other companies.

                        MONARCH CASINO & RESORT, INC.
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                          Three Months Ended            Six Months Ended
                                                June 30,                     June 30,
                                      --------------------------    --------------------------
                                          2004          2003            2004          2003
                                      ------------  ------------    ------------  ------------
Revenues
  Casino............................. $ 20,944,838  $ 18,614,452    $ 40,847,689  $ 36,354,157
  Food and beverage..................    9,440,893     8,736,201      18,266,716    16,947,609
  Hotel..............................    6,434,299     5,507,037      11,952,604    10,223,215
  Other..............................      945,812       989,068       1,808,842     1,871,813
                                      ------------  ------------    ------------  ------------
     Gross revenues..................   37,765,842    33,846,758      72,875,851    65,396,794
  Less promotional allowances........   (5,051,841)   (4,771,688)     (9,675,872)   (9,156,796)
                                      ------------  ------------    ------------  ------------
     Net revenues....................   32,714,001    29,075,070      63,199,979    56,239,998
                                      ------------  ------------    ------------  ------------
Operating expenses
  Casino.............................    7,666,678     7,358,723      15,107,349    14,484,826
  Food and beverage..................    4,817,753     4,475,173       9,209,475     8,598,911
  Hotel..............................    1,988,888     1,738,320       4,056,875     3,384,299
  Other..............................      376,191       308,676         694,654       613,242
  Selling, general and
   administrative....................    8,335,670     8,266,310      16,855,076    16,115,494
  Depreciation and amortization......    2,636,131     2,716,420       5,639,490     5,316,829
                                      ------------  ------------    ------------  ------------
     Total operating expenses........   25,821,311    24,863,622      51,562,919    48,513,601
                                      ------------  ------------    ------------  ------------
     Income from operations..........    6,892,690     4,211,448      11,637,060     7,726,397
                                      ------------  ------------    ------------  ------------
Other expenses
  Interest expense...................     (361,677)     (422,203)       (791,638)     (872,083)
  Stockholder guarantee fee expense..           -       (260,936)       (136,164)     (542,278)
                                      ------------  ------------    ------------  ------------
     Total other expenses............     (361,677)     (683,139)       (927,802)   (1,414,361)
                                      ------------  ------------    ------------  ------------
     Income before income taxes......    6,531,013     3,528,309      10,709,258     6,312,036
Provision for income taxes...........    2,179,000     1,197,200       3,599,000     2,143,000
                                      ------------  ------------    ------------  ------------
     Net income...................... $  4,352,013  $  2,331,109    $  7,110,258  $  4,169,036
                                      ============  ============    ============  ============

Earnings per share of common stock
   Net income
    Basic............................ $       0.46  $       0.25    $       0.76  $       0.44
    Diluted.......................... $       0.46  $       0.25    $       0.76  $       0.44

Weighted average number of common
   shares and potential common
   shares outstanding
    Basic..........................      9,372,603     9,331,877       9,358,670     9,399,716
    Diluted........................      9,399,580     9,361,060       9,390,727     9,431,942

                        MONARCH CASINO & RESORT, INC.
                    CONDENSED CONSOLIDATED BALANCE SHEETS

                                                       June 30,      December 31,
                                                         2004            2003
                                                    -------------    -------------
                                                     (Unaudited)
                      ASSETS

Current assets
  Cash............................................  $  10,530,729    $   9,711,310
  Receivables, net................................      3,058,752        2,818,727
  Federal income tax refund receivable............             -           756,698
  Inventories.....................................      1,168,302        1,245,967
  Prepaid expenses................................      2,271,708        2,234,773
  Deferred income taxes...........................        542,457          542,457
                                                    -------------    -------------
     Total current assets.........................     17,571,948       17,309,932
                                                    -------------    -------------
Property and equipment
  Land............................................     10,339,530       10,339,530
  Land improvements...............................      3,226,913        3,226,913
  Buildings.......................................     78,955,538       78,955,538
  Building improvements...........................      7,060,680        6,304,642
  Furniture and equipment.........................     64,116,953       63,230,354
                                                    -------------    -------------
                                                      163,699,614      162,056,977
  Less accumulated depreciation and amortization..    (65,527,631)     (63,618,047)
                                                    -------------    -------------
     Net property and equipment...................     98,171,983       98,438,930
                                                    -------------    -------------
Other assets, net.................................        452,456          128,263
                                                    -------------    -------------
     Total assets.................................  $ 116,196,387    $ 115,877,125
                                                    =============    =============
       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Current maturities of long-term debt............  $   1,585,304    $   6,059,591
  Accounts payable................................      7,212,867        8,407,887
  Accrued expenses................................      6,531,616        6,707,257
  Federal income taxes payable....................      1,643,461               -
                                                    -------------    -------------
     Total current liabilities....................     16,973,248       21,174,735

Long-term debt, less current maturities...........     38,275,000       41,125,000
Deferred income taxes.............................      4,933,427        4,854,587

Commitments and contingencies.....................

Stockholders' equity
  Preferred stock, $.01 par value, 10,000,000
   shares authorized; none issued.................             -                -
  Common stock, $.01 par value, 30,000,000
   shares authorized; 9,536,275 issued;
   9,377,024 outstanding at 06/30/2004,
   9,340,328 outstanding at 12/31/2003............         95,363           95,363
  Additional paid-in capital......................     17,345,057       17,432,635
  Treasury stock,
   159,251 shares at 06/30/2004, 195,947 shares
   at 12/31/2003, at cost.........................     (1,168,385)      (1,437,614)
  Retained earnings...............................     39,742,677       32,632,419
                                                    -------------    -------------
     Total stockholders' equity...................     56,014,712       48,722,803
                                                    -------------    -------------
     Total liabilities and stockholders' equity...  $ 116,196,387    $ 115,877,125
                                                    =============    =============

                        MONARCH CASINO & RESORT, INC.
                  RECONCILIATION OF NET INCOME TO EBITDA (1)


                                       Three Months Ended           Six Months Ended
                                            June 30,                    June 30,
                                     -----------------------     ------------------------
                                        2004        2003            2004         2003
                                     (unaudited) (unaudited)     (unaudited)  (unaudited)
                                     ----------- -----------     -----------  -----------
Net income.........................  $4,352,013  $2,331,109      $ 7,110,258   $4,169,036
Adjustments:
  Provision for income taxes.......   2,179,000   1,197,200        3,599,000    2,143,000
  Stockholder guarantee fee expense          -      260,936          136,164      542,278
  Interest expense.................     361,677     422,203          791,638      872,083
  Depreciation and amortization....   2,636,131   2,716,420        5,639,490    5,316,829
                                     ----------- -----------     -----------  -----------
EBITDA (1)                           $9,528,821  $6,927,868      $17,276,550  $13,043,226
                                     =========== ===========     ===========  ===========